UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2026

QUINCE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38890	90-1024039
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Gateway Boulevard, Suite 273
South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 910-5717

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	QNCX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 6, 2026, Quince Therapeutics, Inc. (the “Company”), held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholder approved (i) the Company’s 2026 Equity Incentive Plan (the “2026 Plan”) and (ii) the Company’s 2026 Employee Stock Purchase Plan (the “2026 ESPP”).

The 2026 Plan has an initial share reserve equal to (i) 821,872 shares of the Company’s common stock, par value $0.001 per share (“common stock”) plus up to (ii) 1,377,845 shares of common stock subject to outstanding stock awards granted under the Company’s 2019 Equity Incentive Plan, the Novesto Inc. 2019 Equity Incentive Plan, the Company’s 2022 Inducement Plan, the Orphai Therapeutics Inc. 2026 Stock Incentive Plan and the Orphai Therapeutics Inc. 2013 Employee, Director and Consultant Equity Incentive Plan (collectively, the “Prior Plans”) that, after the date that the 2026 Plan becomes effective, are not issued because a stock award expires or otherwise terminates without all of the shares covered by the award having been issued; are not issued because the stock award is settled in cash; are forfeited or repurchased because of the failure to vest; or are reacquired or withheld to satisfy a tax withholding obligation or the purchase or exercise price. In addition, the number of shares of common stock reserved for issuance under the 2026 Plan will automatically increase on January 1 of each year, from January 1, 2027 through January 1, 2036, in an amount equity to 5% of the total number of shares of all classes of common stock outstanding plus all shares of common stock issuable upon the exercise of any pre-funded warrants (without regard to any beneficial ownership limitations) on December 31 of the preceding year, or a lesser number of shares determined by the Company’s Board of Directors (the “Board”).

The 2026 ESPP has an initial share reserve equal to 142,045 shares of common stock. In addition, the number of shares of common stock served for issuance under the 2026 ESPP will automatically increase on January 1 of each calendar year, beginning on January 1, 2027 through January 1, 2036, by the lesser of (i) 1% of the total number of shares of all classes of common stock outstanding plus all shares of common stock issuable upon the exercise of any pre-funded warrants (without regard to any beneficial ownership limitations), on December 31 of the preceding calendar year, and (ii) a number of shares equal to two times the initial shares reserve; provided that before the date of any such increase, the Board may determine that such increase will be less than the amount set forth in clauses (i) and (ii).

The Board previously approved the 2026 Plan and 2026 ESPP on July 29, 2026 and July 30, 2026, respectively, subject to stockholder approval.

A summary of the principal features of the 2026 Plan and 2026 ESPP are set forth under the headings “Proposal No. 4—Approval of the 2026 Equity Incentive Plan” and “Proposal No. 5—Approval of the 2026 ESPP” contained in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on August 25, 2026 (the “Proxy Statement”). The summaries are qualified in their entirety by reference to the 2026 Plan, forms of option grant notices and option agreements and forms of restricted stock unit grant notice and unit award agreement thereunder, and the 2026 ESPP, which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting, the Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation (the “Amendment”) to increase the number of authorized shares of common stock from 250,000,000 to 275,000,000. The Amendment was filed with the Secretary of State of the State of Delaware on October 6, 2026, and effective as of such date.

The foregoing description is qualified in its entirety by the Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Special meeting, the stockholder voted on six proposals, each of which is described in more detail in the Proxy Statement. Of the 1,017,063 shares of common stock outstanding as of the record date, 611,465 shares, or 60%, were present or represented by proxy at the Special Meeting. Set forth below are the results of the matters submitted for a vote of stockholders at the Special Meeting.

For purposes of the listing rules of the Nasdaq Stock Market, holders of an aggregate of 162,971 shares of common stock were not entitled to vote on Proposal No. 1. The voting results set forth below for Proposal No. 1 reflect the subtraction of 162,971 shares of common stock from the votes cast in favor of Proposal No. 1 in accordance with Nasdaq rules.

Proposal No. 1: Approval of the issuance of shares of common stock upon conversion of the Company’s Series C Non-Voting Convertible Preferred Stock, par value $0.001 per share (the “Series C Preferred Stock”) and exercise of warrants to purchase shares of Series C Preferred Stock and options to purchase shares of common stock of Orphai Therapeutics, LLC, which (a) will represent more than 20% of the shares of common stock outstanding pursuant to Nasdaq Listing Rule 5635(a) and (b) may, together with certain changes to management and the Board, result in the change of control of the Company pursuant to Nasdaq Listing Rule 5635(b). The votes were cast as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
180,550	5,742	671	261,531

Proposal No. 1 was approved.

Proposal No. 2: Approval of the issuance of shares of common stock, upon conversion of Series C Preferred Stock and upon exercise of warrants to purchase shares of Series C Preferred Stock, each issued in a private placement, pursuant to Nasdaq Listing Rule 5635(d). The votes cast were as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
343,517	5,759	658	261,531

Proposal No. 2 was approved.

Proposal No. 3: Approval of an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of Common Stock from 250,000,000 to 275,000,000. The votes cast were as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
599,460	11,184	821	—

Proposal No. 3 was approved.

Proposal No. 4: Approval of the 2026 Plan. The votes cast were as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
298,960	50,399	575	261,531

Proposal No. 4 was approved.

Proposal No. 5: Approval of the 2026 ESPP. The votes cast were as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
303,437	45,864	633	261,531

Proposal No. 5 was approved.

Proposal No. 6: Approval of the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1, 2 and/or 3.

As there were sufficient votes to approve Proposals Nos. 1, 2 and 3 at the time of the Special Meeting, Proposal 6 was not presented to stockholders.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation, effective October 6, 2026

10.1	2026 Equity Incentive Plan and Forms of Stock Option Grant Notice, Stock Option Agreement, Restricted Stock Unit Grant Notice and Restricted Stock Unit Grant Agreement thereunder

10.2	2026 Employee Stock Purchase Plan

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quince Therapeutics, Inc.

	By:	/s/ Dirk Thye
Date: October 6, 2026	Name:	Dirk Thye
	Title:	Chief Executive Officer